Filed Pursuant to Rule 433

Registration No. 333-159466

AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

Free Writing Prospectus Dated March 18, 2010

Relating to Prospectus Dated July 2, 2009

The American Bar Association Members/State Street Collective Trust (the “Collective Trust”) has filed a registration statement (including the prospectus dated July 2, 2009) and related free writing prospectuses (collectively, the “Prospectus”) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the Prospectus in that registration statement and other documents the Collective Trust has filed with the SEC for more complete information about the Collective Trust and this offering. You may get these documents free of charge by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you can request the Prospectus, as supplemented, from State Street Bank and Trust Company of New Hampshire, the trustee of the Collective Trust, by calling toll free (800) 348-2272 or at http://www.abaretirement.com/docs/sites/1/ABA_Program_Prospectus.pdf.

Release Date: 12-31-2009

Stable Asset Return Fund

Benchmark	Category
Blended Benchmark	Stable Value

Investment Information

Investment Strategy

Invests primarily in high quality fixed-income instruments and investment contracts issued by insurance companies, banks or other financial institutions with the objective of providing current income consistent with preserving principal and maintaining liquidity.

Fees and Expenses as of 12-31-09
Total Expense Ratio	0.88%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	09-05-95
Trustee	State Street Bank NH
Total Fund Assets ($mil)	1,006.50
Subadvisor	State Street Global Advisors

What do Stable Value Funds Invest in?

A stable value fund seeks to provide plan participants with preservation of capital, daily liquidity and current income at levels that are higher than those of money market funds. Stable value funds invest a portion of their assets in a diversified portfolio of high quality bonds and also enter into “wrap contracts” (also known as synthetic GICs) with banks and insurance companies, designed to insulate the portfolio from price volatility and permit book value treatment for ordinary course plan participant transactions even if the underlying investments decline in value. Wrap contracts do not protect against losses resulting from defaulted or impaired securities or other non-qualifying withdrawals.

Notes

The Blended Benchmark consists of 70% Ryan Labs Three-Year GIC Index and 30% iMoney Fund Report Tier One Money Market Average. For more information on this Fund, please refer to the Prospectus and the attached Disclosure page. The companies listed in the Financial Strengths module represent the top three “traditional” GIC (guaranteed investment contract) providers. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2009

Bond Core Plus Fund

Benchmark	Category
BarCap U.S. Aggregate Bond TR	Intermediate-Term Bond

Investment Information

Investment Strategy

Invests in debt securities of varying maturities with the objective of achieving a competitive total return from current income and capital appreciation.

Fees and Expenses as of 12-31-09
Total Expense Ratio	1.15%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	09-05-95
Trustee	State Street Bank NH
Subadvisor	PIMCO LLC (US)

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return	Worst 3 Month Return
7.89%	-6.56%
(Nov ‘08 - Jan ‘09)	(Aug ‘08 - Oct ‘08)

Notes

The Benchmark for this Fund is the Barclays Capital U.S. Aggregate Bond Index.

The total assets of this Fund includes the portion of the Balanced Fund invested therein. Please see the Fund Profile of the Balanced Fund for more information.

For more information on this Fund, please refer to the Prospectus and the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 12-31-98	12-31-09
Fund	$18,570
Benchmark	$18,827

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2009

Large Cap Equity Fund

Benchmark	Category
Russell 1000 TR USD	Large Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of large capitalization U.S. companies with the objective of achieving long-term growth of capital. Any income received is incidental to this objective. Large capitalization companies are considered those with a market capitalization of greater than $1 billion.

Fees and Expenses as of 12-31-09
Total Expense Ratio	1.11%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	07-02-09
Trustee	State Street Bank NH
Subadvisor	C.S. McKee, LP Jennison Associates LLC State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
8.73%	5.00%
(Sep ‘09 - Nov ‘09)	(Aug ‘09 - Oct ‘09)

Notes

This Fund was introduced in July 2009, so less than a year’s worth of investment performance is available.

The total assets of this Fund includes the portion of the Balanced Fund invested therein. Please see the Fund Profile of the Balanced Fund for more information.

For more information on this Fund, please refer to the Prospectus and the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Effective on or about January 19, 2010, the Fund’s line-up of investment advisors was modified by the addition of two new investment advisors.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 07-31-09	12-31-09
Fund	$11,374
Benchmark	$11,390

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2009

Small-Mid Cap Equity Fund

Benchmark	Category
Russell 2500 TR USD	Small Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of small and medium capitalization U.S. companies with the objective of achieving long-term growth of capital. Any income received is incidental to this objective. Small and medium capitalization companies are considered those with a market capitalization between $100 million and $20 billion.

Fees and Expenses as of 12-31-09
Total Expense Ratio	1.38%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	07-02-09
Trustee	State Street Bank NH
Subadvisor

Frontier Capital Management Company, LLC

TCW Investment Management, Co.

OFI Institutional Asset Management, Inc.

Denver Investment Advisors

LSV Asset Management

Oppenheimer Capital LLC

Riverbridge Partners LLC

Systematic Financial Management L.P.

State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
4.84%	3.07%
(Oct ‘09 - Dec ‘09)	(Aug ‘09 - Oct ‘09)

Notes

This Fund was introduced in July 2009, so less than a year’s worth of investment performance is available. For more information on this Fund, please refer to the Prospectus and the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 07-31-09	12-31-09
Fund	$11,380
Benchmark	$11,740

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2009

International All Cap Equity Fund

Benchmark	Category
MSCI AC World Ex USA NR USD	World Stock

Investment Information

Investment Strategy

Invests primarily in equity securities of issuers domiciled outside of the U.S. The Fund may invest in companies of any size located in a number of countries throughout the world.

Fees and Expenses as of 12-31-09
Total Expense Ratio	1.36%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	09-05-95
Trustee	State Street Bank NH
Subadvisor	Eagle Global Advisors Altrinsic Global Advisors LLC First State Investments Martin Currie Investment Mngmt Ltd State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a wide range of price fluctuations relative to other investments. This investment may experience significant price increases in favorable markets or undergo large price declines in adverse markets.

Best 3 Month Return	Worst 3 Month Return
41.73%	-38.68%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Benchmark for this fund is the Morgan Stanley Capital International All Country World Ex-U.S. Index. For more information on this Fund, please refer to the Prospectus and the disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Effective July 6, 2009, the Fund was redesigned as a multi-manager Fund with a new line-up of investment advisors.

Effective on or about January 19, 2010, the line-up of investment advisors is expected to be modified by the addition of one investment advisor.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 12-31-98	12-31-09
Fund	$11,846
Benchmark	$12,430

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

Bond Index Fund

Benchmark	Category
BarCap U.S. Aggregate Bond TR	Intermediate-Term Bond

Investment Information

Investment Strategy

Invests in U.S. Government Obligations and U.S. dollar-denominated corporate debt securities, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities with the objective of replicating, after taking into account expenses, the total rate of return of the Barclays Capital U.S. Aggregate Bond Index.

Fees and Expenses as of 12-31-09
Total Expense Ratio	0.91%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	02-03-09
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
3.39%	0.03%
(Jul ‘09 - Sep ‘09)	(Oct ‘09 - Dec ‘09)

Notes

The Benchmark for this Fund is the Barclays Capital U.S. Aggregate Bond Index. For more information on this Fund, please refer to the Prospectus and the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 02-28-09	12-31-09
Fund	$10,644
Benchmark	$10,932

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

Large Cap Index Equity Fund

Benchmark	Category
S&P 500 TR	Large Blend

Investment Information

Investment Strategy

Invests in securities of U.S. companies included in the S&P 500 Index with the objective of replicating, after taking into account expenses, the total rate of return of the S&P 500 Index.

Fees and Expenses as of 12-31-09
Total Expense Ratio	0.89%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	02-09-09
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
25.88%	5.17%
(Mar ‘09 - May ‘09)	(Aug ‘09 - Oct ‘09)

Notes

For more information on this Fund, please refer to the Prospectus and the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 02-28-09	12-31-09
Fund	$15,339
Benchmark	$15,362

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

All Cap Index Equity Fund

Benchmark	Category
Russell 3000 TR USD	Large Blend

Investment Information

Investment Strategy

Invests in common stocks included in the Russell 3000 Index with the objective of replicating, after taking into account expenses, the total rate of return of the Russell 3000 Index.

Fees and Expenses as of 12-31-09
Total Expense Ratio	0.94%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	09-05-95
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions.

Best 3 Month Return	Worst 3 Month Return
26.33%	-31.41%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

For more information on this Fund, please refer to the Prospectus and the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 12-31-98	12-31-09
Fund	$11,290
Benchmark	$9,765

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

Mid Cap Index Equity Fund

Benchmark	Category
S&P MidCap 400 TR	Mid-Cap Blend

Investment Information

Investment Strategy

Invests in securities of U.S. companies included in the S&P MidCap 400 Index with the objective of replicating, after taking into account expenses, the total rate of return of the S&P MidCap 400 Index.

Fees and Expenses as of 12-31-09
Total Expense Ratio	0.93%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	02-03-09
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
29.61%	4.68%
(Mar ‘09 - May ‘09)	(Sep ‘09 - Nov ‘09)

Notes

This Fund was introduced in February 2009, so less than a year’s worth of investment performance is available. For more information on this Fund, please refer to the Prospectus and the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 02-28-09	12-31-09
Fund	$16,365
Benchmark	$16,700

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

Small Cap Index Equity Fund

Benchmark	Category
Russell 2000 TR USD	Small Blend

Investment Information

Investment Strategy

Invests in securities of U.S. companies included in the Russell 200 Index with the objective of replicating, after taking into account expenses, the total rate of return of the Russell 2000 Index.

Fees and Expenses as of 12-31-09
Total Expense Ratio	0.94%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	02-03-09
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
32.83%	0.95%
(Mar ‘09 - May ‘09)	(Aug ‘09 - Oct ‘09)

Notes

This Fund was introduced in February 2009, so less than a year’s worth of investment performance is available. For more information on this Fund, please refer to the Prospectus and the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 02-28-09	12-31-09
Fund	$16,621
Benchmark	$16,395

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

International Index Equity Fund

Benchmark	Category
MSCI AC World Ex USA NR USD	World Stock

Investment Information

Investment Strategy

Invests in securities of non-U.S. companies included in the Morgan Stanley Capital Internation All-Country World Ex-U.S. Index, which we refer to as the MSCI ACWI ex-US Index, with the objective of replicating, after taking into account expenses, the total rate of return of the MSCI ACWI ex-US Index.

Fees and Expenses as of 12-31-09
Total Expense Ratio	1.02%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	03-03-09
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
27.11%	3.59%
(Apr ‘09 - Jun ‘09)	(Oct ‘09 - Dec ‘09)

Notes

This Fund was introduced in March 2009, so less than a year’s worth of investment performance is available. The Benchmark for this Fund is the Morgan Stanley Capital International All Country World Ex-U.S. Index. For more information on this Fund, please refer to the Prospectus and the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 03-31-09	12-31-09
Fund	$15,614
Benchmark	$15,068

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

Real Asset Return Fund

Benchmark	Category
Blended Benchmark	Miscellaneous Sector

Investment Information

Investment Strategy

Invests in a diversified portfolio of primarily Treasury Inflation Protected Securities, or so-called TIPS, commodity futures and real estate investment trusts with the objective of achieving a total return in excess of inflation as measured by the Core Consumer Price Index (which excludes food and energy).

Fees and Expenses as of 12-31-09
Total Expense Ratio	0.99%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	07-07-09
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
8.01%	5.49%
(Aug ‘09 - Oct ‘09)	(Oct ‘09 - Dec ‘09)

Notes

This Fund was introduced in July 2009, so less than a year’s worth of investment performance is available. The Blended Benchmark includes some or all of the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, and the Barclays Capital U.S. Treasury Inflation Protected Securities Index.

Please note: The Morningstar sector for financial service includes Real Estate Investment Trusts (REITs). REITs are included as U.S. Stocks under Portfolio Analysis. The Morningstar Style Box refers only to the portion of the Fund invested in REITs.

For more information on this Fund, please refer to the Prospectus and the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 07-31-09	12-31-09
Fund	$11,431
Benchmark	$11,426

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund's investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund's sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund's investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund's strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund's returns.

Top holdings: A Fund's top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund's returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund's level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund's total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

Lifetime Income Retirement Date Fund

Benchmark	Category
Blended Benchmark	Retirement Income

Investment Information

Investment Strategy

The Lifetime Income Retirement Date Fund invests in a combination of U.S. stocks, non-U.S. stocks, bond and stable value or cash-equivalent investments, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Lifetime Income Retirement Date Fund is the most conservative strategy within the Retirement Date Funds. The Lifetime Income Retirement Date Fund is designed for investors who are past retirement age or otherwise are past initial withdrawal of substantial portions of their investments.

Fees and Expenses as of 12-31-09
Total Expense Ratio	1.00%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-09-06
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return	Worst 3 Month Return
11.15%	-13.88%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark include through 12/30/09 some or all of the Ryan Labs Three Year GIC Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long Government Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, S&P 500 Index, S&P MidCap Index, Russell 2000 Index and Morgan Stanley Capital International All-Country World Ex-U.S. Index. The Lifetime Income Retirement Date Fund’s asset allocation is at 5 years after retirement on the Allocation of Stocks and Bonds graph shown above. This Fund participates in securities lending. See the Prospectus for risks related to securities lending. Effective on or about 12/31/09, the asset classes and glidepaths of the Retirement Date Funds were adjusted. Certain such Funds gained exposure to REITs, U.S. high yield bonds and/or short to intermediate-term bonds, and exposures to stable value fixed-income was eliminated. In addition, allocations to existing asset classes of the Funds will be adjusted. Please refer to the Prospectus supplement dated 12/22/09 for more information. You should also refer to the Prospectus and attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 08-31-06	12-31-09
Fund	$10,802
Benchmark	$11,225

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

2010 Retirement Date Fund

Benchmark	Category
Blended Benchmark	Target Date 2000-2010

Investment Information

Investment Strategy

The 2010 Retirement Date Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds, and stable value or cash-equivalent investments, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as annually, the 2010 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2015, the year that is five years after the 2010 target retirement date. Over time, the stock allocation decreases and the bond and stable value allocations increase. By the year 2015, the 2010 Retirement Date will be (and will remain) invested in its most conservative mix of stable value, bond and stock investments, comparable to that of the Lifetime Income Retirement Date Fund.

Fees and Expenses as of 12-31-09
Total Expense Ratio	0.99%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-08-06
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return	Worst 3 Month Return
14.36%	-16.92%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark included through 12/30/09 some or all of the Ryan Labs Three Year GIC Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long Government Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, S&P 500 Index, S&P MidCap Index, Russell 2000 Index and Morgan Stanley Capital International All-Country World Ex-U.S. Index. This Fund’s asset allocation is approximately at 0 years until retirement on the Allocation of Stocks and Bonds graph shown above. This Fund participates in securities lending. See the Prospectus for risks related to securities lending. Effective 12/31/09, the asset classes and glidepaths of the Retirement Date Funds were adjusted. Certain such Funds gained exposure to REITs, U.S. high yield bonds and/or short to intermediate-term bonds, and exposures to stable value fixed-income were eliminated. In addition, allocations to existing asset classes of the Funds were adjusted. Please refer to the Prospectus supplement dated 12/22/09 for more information. You should also refer to the Prospectus and attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 08-31-06	12-31-09
Fund	$10,474
Benchmark	$10,811

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

2020 Retirement Date Fund

Benchmark	Category
Blended Benchmark	Target Date 2016-2020

Investment Information

Investment Strategy

The 2020 Retirement Date Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds, and stable value or cash-equivalent investments, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as annually, the 2020 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2025, the year that is five years after the 2020 target retirement date. Over time, the stock allocation decreases and the bond and stable value allocations increase. By the year 2025, the 2020 Retirement Date will be (and will remain) invested in its most conservative mix of stable value, bond and stock investments, comparable to that of the Lifetime Income Retirement Date Fund.

Fees and Expenses as of 12-31-09
Total Expense Ratio	0.99%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-02-06
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions.

Best 3 Month Return	Worst 3 Month Return
20.39%	-23.05%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark included through 12/30/09 some or all of the Ryan Labs Three Year GIC Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long Government Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, S&P 500 Index, S&P MidCap Index, Russell 2000 Index and Morgan Stanley Capital International All-Country World Ex-U.S. Index. This Fund’s asset allocation is approximately at 10 years until retirement on the Allocation of Stocks and Bonds graph. This Fund participates in securities lending; see the Prospectus for risks related to lending. Effective 12/31/09, the asset classes and glidepaths of the Retirement Date Funds were adjusted. Certain Funds gained exposure to REITs, U.S. high yield bonds and/or short to intermediate-term bonds, and exposures to stable value fixed-income were eliminated. In addition, allocations to existing asset classes of the Funds were adjusted. See the Prospectus supplement dated 12/22/09 for more information as well as the Prospectus and attached Disclosure.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 08-31-06	12-31-09
Fund	$10,072
Benchmark	$10,412

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

2030 Retirement Date Fund

Benchmark	Category
Blended Benchmark	Target Date 2026-2030

Investment Information

Investment Strategy

The 2030 Retirement Date Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds, and stable value or cash-equivalent investments, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as annually, the 2030 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2035, the year that is five years after the 2030 target retirement date. Over time, the stock allocation decreases and the bond and stable value allocations increase. By the year 2035, the 2030 Retirement Date will be (and will remain) invested in its most conservative mix of stable value, bond and stock investments, comparable to that of the Lifetime Income Retirement Date Fund.

Fees and Expenses as of 12-31-09
Total Expense Ratio	1.00%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-02-06
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions.

Best 3 Month Return	Worst 3 Month Return
24.51%	-27.38%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark included through 12/30/09 some or all of the Ryan Labs Three Year GIC Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long Government Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, S&P 500 Index, S&P MidCap Index, Russell 2000 Index and Morgan Stanley Capital International All-Country World Ex-U.S. Index. This Fund’s asset allocation is approximately at 20 years until retirement on the Allocation of Stocks and Bonds graph. This Fund participates in securities lending; see the Prospectus for risks related to lending. Effective 12/31/09, the asset classes and glidepaths of the Retirement Date Funds were adjusted. Certain Funds gained exposure to REITs, U.S. high yield bonds and/or short to intermediate-term bonds, and exposures to stable value fixed-income were eliminated. In addition, allocations to existing asset classes of the Funds were adjusted. See the Prospectus supplement dated 12/22/09 for more information as well as the Prospectus and attached Disclosure.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 08-31-06	12-31-09
Fund	$9,749
Benchmark	$10,114

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

2040 Retirement Date Fund

Benchmark	Category
Blended Benchmark	Target Date 2036-2040

Investment Information

Investment Strategy

The 2040 Retirement Date Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds, and stable value or cash-equivalent investments, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as annually, the 2040 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2045, the year that is five years after the 2040 target retirement date. Over time, the stock allocation decreases and the bond and stable value allocations increase. By the year 2045, the 2040 Retirement Date will be (and will remain) invested in its most conservative mix of stable value, bond and stock investments, comparable to that of the Lifetime Income Retirement Date Fund.

Fees and Expenses as of 12-31-09
Total Expense Ratio	1.00%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-03-06
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions.

Best 3 Month Return	Worst 3 Month Return
26.86%	-29.52%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark included through 12/30/09 some or all of the Ryan Labs Three Year GIC Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long Government Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, S&P 500 Index, S&P MidCap Index, Russell 2000 Index and Morgan Stanley Capital International All-Country World Ex-U. S. Index. This Fund’s asset allocation is approximately at 30 years until retirement on the Allocation of Stocks and Bonds graph. This Fund participates in securities lending; see the Prospectus for risks related to lending. Effective 12/31/09, the asset classes and glidepaths of the Retirement Date Funds were adjusted. Certain Funds gained exposure to REITs, U.S. high yield bonds and/or short to intermediate-term bonds, and exposures to stable value fixed-income were eliminated. In addition, allocations to existing asset classes of the Funds were adjusted. See the Prospectus supplement dated 12/22/09 for more information as well as the Prospectus and attached Disclosure.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 08-31-06	12-31-09
Fund	$9,701
Benchmark	$10,090

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P. O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

Conservative Risk Fund

Benchmark	Category
Blended Benchmark	Conservative Allocation

Investment Information

Investment Strategy

The Conservative Risk Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds and cash-equivalent investments, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Conservative Risk Fund is the most conservative strategy among the Target Risk Funds. The Conservative Risk Fund is designed for investors who prefer lower volatility of returns and higher expected income.

Fees and Expenses as of 12-31-09
Total Expense Ratio	0.96%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	07-07-09
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
4.17%	1.78%
(Aug ‘09 - Oct ‘09)	(Oct ‘09 - Dec ‘09)

Notes

This Fund was introduced in July 2009, so less than a year’s worth of investment performance is available. The Blended Benchmark includes some or all of the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, the Russell 3000 Index, the Citigroup 3-Month T-Bill, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International All-Country World Ex-U.S. Index. For more information on this Fund, please refer to the Prospectus and the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 07-31-09	12-31-09
Fund	$10,655
Benchmark	$10,566

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

Moderate Risk Fund

Benchmark	Category
Blended Benchmark	Moderate Allocation

Investment Information

Investment Strategy

The Moderate Risk Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds and cash-equivalent investments, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Moderate Risk Fund is designed for investors who seek a combination of capital appreciation and income. This Fund is expected to have higher volatility of returns than the Conservative Risk Fund but less than the Aggressive Risk Fund.

Fees and Expenses as of 12-31-09
Total Expense Ratio	0.96%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	07-07-09
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
5.48%	3.38%
(Sep ‘09 - Nov ‘09)	(Oct ‘09 - Dec ‘09)

Notes

This Fund was introduced in July 2009, so less than a year’s worth of investment performance is available. The Blended Benchmark includes some or all of the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, the Russell 3000 Index, the Citigroup 3-Month T-Bill, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International All-Country World Ex-U.S. Index. For more information on this Fund, please refer to the Prospectus and the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future The investment return and principal value of an investment will fluctuate; thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 07-31-09	12-31-09
Fund	$10,993
Benchmark	$10,953

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

Aggressive Risk Fund

Benchmark	Category
Blended Benchmark	Large Growth

Investment Information

Investment Strategy

The Aggressive Risk Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds and cash-equivalent investments, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Aggressive Risk Fund is designed for investors who want to maximize growth and capital appreciation. This Fund is expected to have the highest volatility of returns among the Target Risk Funds.

Fees and Expenses as of 12-31-09
Total Expense Ratio	0. 96%
Sales Charge	0. 00%
12b-1 Fee	0. 00%

Operations and Management

Fund Inception Date	07-07-09
Trustee	State Street Bank NH
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
6.53%	4.72%
(Sep ‘09 - Nov ‘09)	(Oct ‘09 - Dec ‘09)

Notes

This Fund was introduced in July 2009, so less than a year’s worth of investment performance is available. The Blended Benchmark includes some or all of the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, the Russell 3000 Index, the Citigroup 3-Month T-Bill, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International All-Country World Ex-U.S. Index. For more information on this Fund, please refer to the Prospectus and the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 07-31-09	12-31-09
Fund	$11,299
Benchmark	$11,302

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date 12-31-2009

Balanced Fund

Benchmark	Category
Blended Benchmark	Moderate Allocation

Investment Information

Investment Strategy

The Balanced Fund invests in publicly traded common stocks, other equity-type securities, medium- to long-term debt securities with varying maturities (included bonds, notes, debentures, equipment trust certificates, asset-backed securities and mortgage-related securities) and money market instruments. The Balanced Fund normally maintains between 40% and 70%, of its total assets in common stocks and other equity-type instruments, including convertible securities, and between 30% and 60%, of its total assets in nonconvertible debt securities and money market instruments. The Balanced Fund varies the portion of its assets invested in equity securities, debt securities and money market instruments to achieve the Balanced Fund’s investment objective based upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

Fees and Expenses as of 12-31-09
Total Expense Ratio	1.12%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	01-02-92
Trustee	State Street Bank NH
Subadvisor	C.S. McKee, LP PIMCO LLC (US) Jennison Associates LLC State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return	Worst 3 Month Return
15.66%	-20.46%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

Units in the Balanced Fund are no longer offered, although assets in the Fund will remain so invested until they are transferred to another investment option.

The Balanced Fund achieves its investment objective by investing in equity securities through the Large Cap Equity Fund and in debt securities and money market instruments through the Bond Core Plus Fund. Please refer to the Fund Profiles for these Funds for more detailed information.

The Blended Benchmark is a blend of 60% Russell 1000 Index and 40% Barclays Capital U.S. Aggregate Bond Index. For more information on this Fund, please refer to the Prospectus and the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the performance section of the disclosure page for more information.

Hypothetical Growth of $10,000 start date 12-31-98	12-31-09
Fund	$15,580
Benchmark	$14,286

Portfolio Analysis

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment Funds offered under the Collective Trust that serve as investment options under the Program (each, a “Fund” and collectively, the “Funds”) are exempt from securities registration. In those instances, the Program Prospectus, as supplemented, serves as the Program disclosure document. Please refer to the most recent Program Prospectus for such information. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries contact: abaretirement@us.ing.com.

Performance

Total return reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with that of a comparable market index or other benchmark. The market index or benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing expenses. A Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The performance of the Fund’s benchmark since the Fund’s inception is not shown because that information is not available to Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month period (in percentage terms) in-house on a monthly basis.

Best 3-month Period: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

Worst 3-month Period: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund does not have 15 years of history, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date of the Fund’s inception, or the first year listed, whichever is applicable. Located along with the Fund’s performance is information that represents the growth of $10,000 at the rate of the record of an index or other benchmark for that same period of time. The inclusion of the information on the index or benchmark allows investors to compare the performance of the Fund with the performance of the index or benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box displays a Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned or the average credit quality of the bonds owned. The horizontal axis shows investment style (value, blend or growth) for stocks or interest rate sensitivity as measured by a bond’s duration (short, intermediate or long) for bonds. Duration is a measure of interest-rate sensitivity - the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. The Style Boxes are qualified by the information set forth in the Program Prospectus relating to a Fund. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund normally changes daily based on changes in the value of the securities that the Fund holds. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, State Street Bank and Trust Company, State Street Global Advisors, State Street, or its affiliates, are not insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses. The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash usually carry less risk because not all of their holdings are as exposed to market movements. A pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign securities.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For corporate-bond and municipal bond funds, credit analysis projects the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets that is invested in securities rated in each of the major credit ratings, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated credits. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the interest-rate risk or reward for bond prices.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Expense ratio: Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the date of the Fund Profile and utilizing fee rates in effect as of the date of the Fund Profile. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative value of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 Index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability to changes to interest rates. When interest rates rise, the

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

prices of bonds and other income-oriented securities tend to fall. The longer the duration for a bond or Fund, the greater its interest-rate risk.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest domestic stocks in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

A Fund’s market capitalization is also used to determine the vertical axis of the Morningstar Equity Style Box for each fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit value. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Objective: Indicates a particular Fund’s investment goals, described in the Program’s Prospectus.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): A company that invests in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds.

Regional exposure: The percentage of assets a Fund has invested in various regions of the world. Regional exposure is an important determinant of the return of world and foreign funds.

Sector weightings: Morningstar determines how much of each investment is held in each of the 10 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be least risky (utilities) to most risky (technology). For domestic-stock Funds, sector weightings provide another means of understanding the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund’s investment advisor is likely following a more conservative style. If the investment advisor heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues which offers evidence of debt or equity.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentration and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservative investment advisors will usually devote no more than 3% to 4% of the fund’s total assets to their favorite stocks, while more aggressive managers or sub-advisors may allocate 7%, 8%, or an even greater percentage of assets to their top picks. The total weighting of the top five holdings is also a measure of an investment advisor’s risk tolerance. Those who restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those who devote more than 25% may be considered more aggressive.

Total return: The combined profits of a Fund, including undistributed capital gains, capital appreciation, distributed capital gains, and ordinary income.

Volatility Measure: The volatility measure shows where a Fund ranks relative to all mutual funds with similar holdings. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus also provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to other funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to other Funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to other Funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure is not displayed for Funds with fewer than three years of history.

C09-1123-029 (11/09)

©2010 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3